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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


         Date of Report (Date of earliest event reported): June 21, 2000


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF JUNE 1, 2000, PROVIDING FOR THE ISSUANCE
       OF FLOATING RATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-2)


                       Ameriquest Mortgage Securities Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                    333-94443                33-0885129
         --------                    ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (714) 541-9660
                                                     --------------





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                                       -2-


Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Ameriquest Mortgage Securities Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated January 24, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2000, among the Registrant as depositor, Ameriquest Mortgage Company as master servicer, and Norwest Bank Minnesota, National Association. The Certificates designated as the Series 2000-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-




Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                              Description
         -----------                              -----------

             99.5 Computational Materials (as defined in Item 5) that have been provided by Salomon Smith Barney Inc. to certain prospective purchasers of Ameriquest Mortgage Securities Inc., Floating Rate Mortgage Pass-Through Certificates, Series 2000-2.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 21, 2000

                                      AMERIQUEST MORTGAGE SECURITIES INC.


                                      By:      /s/ John P. Grazer
                                               -----------------------
                                      Name:    John P. Grazer
                                      Title:   Chief Financial Officer





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                                Index to Exhibits
                                -----------------



                                                                   Sequentially
Exhibit No.                        Description                     Numbered Page
-----------                        -----------                     -------------
    99.5         Computational Materials (as defined in Item 5)          P
                 that have been provided by Salomon Smith
                 Barney Inc. to certain prospective purchasers of Ameriquest Mortgage Securities Inc., Floating
                 Rate Mortgage Pass-Through Certificates, Series
                 2000-2.